EXHIBIT 99.2
HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	April 30, 2014	January 31, 2014	April 30, 2013
Net revenue	$27,309	$28,154	$27,582

Costs and expenses:
Cost of sales	20,704	21,736	21,055
Research and development	873	811	815
Selling, general and administrative	3,391	3,210	3,342
Amortization of intangible assets	264	283	350
Restructuring charges	252	114	408
Acquisition-related charges	3	3	11
Total costs and expenses	25,487	26,157	25,981

Earnings from operations	1,822	1,997	1,601

Interest and other, net	(174)	(163)	(193)

Earnings before taxes	1,648	1,834	1,408

Provision for taxes	(375)	(409)	(331)

Net earnings	$1,273	$1,425	$1,077

Net earnings per share:
Basic	$0.67	$0.75	$0.56
Diluted	$0.66	$0.74	$0.55

Cash dividends declared per share	$-	$0.29	$-

Weighted-average shares used to compute net earnings per share:
Basic	1,890	1,907	1,935
Diluted	1,916	1,935	1,947

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Six months ended
	April 30,
	2014	2013
Net revenue	$55,463	$55,941

Costs and expenses:
Cost of sales	42,440	43,084
Research and development	1,684	1,609
Selling, general and administrative	6,601	6,642
Amortization of intangible assets	547	700
Restructuring charges	366	538
Acquisition-related charges	6	15
Total costs and expenses	51,644	52,588

Earnings from operations	3,819	3,353

Interest and other, net	(337)	(372)

Earnings before taxes	3,482	2,981

Provision for taxes	(784)	(672)

Net earnings	$2,698	$2,309

Net earnings per share:
Basic	$1.42	$1.19
Diluted	$1.40	$1.18

Cash dividends declared per share	$0.29	$0.26

Weighted-average shares used to compute net earnings per share:
Basic	1,898	1,944
Diluted	1,922	1,952

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)
	As of
	April 30, 2014	October 31, 2013
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$15,096	$12,163
Accounts receivable	14,288	15,876
Financing receivables	3,112	3,144
Inventory	5,840	6,046
Other current assets	11,547	13,135

Total current assets	49,883	50,364

Property, plant and equipment	11,350	11,463

Long-term financing receivables and other assets	9,043	9,556

Goodwill and intangible assets	33,696	34,293

Total assets	$103,972	$105,676

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$5,396	$5,979
Accounts payable	13,521	14,019
Employee compensation and benefits	3,662	4,436
Taxes on earnings	1,263	1,203
Deferred revenue	6,416	6,477
Other accrued liabilities	13,022	13,407

Total current liabilities	43,280	45,521

Long-term debt	17,190	16,608

Other liabilities	14,920	15,891

Stockholders' equity:
HP stockholders' equity	28,185	27,269
Non-controlling interests	397	387

Total stockholders' equity	28,582	27,656

Total liabilities and stockholders' equity	$103,972	$105,676

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	April 30, 2014	January 31, 2014	April 30, 2013
Net revenue:(a)

Personal Systems	$8,176	$8,530	$7,610
Printing	5,834	5,815	6,094
Total Printing and Personal Systems Group	14,010	14,345	13,704
Enterprise Group	6,657	6,993	6,794
Enterprise Services	5,702	5,595	6,133
Software	971	916	967
HP Financial Services	867	870	881
Corporate Investments	6	288	10
Total segments	28,213	29,007	28,489
Elimination of intersegment net revenue and other	(904)	(853)	(907)

Total HP consolidated net revenue	$27,309	$28,154	$27,582

Earnings before taxes:(a)

Personal Systems	$290	$279	$244
Printing	1,140	979	970
Total Printing and Personal Systems Group	1,430	1,258	1,214
Enterprise Group	961	1,006	1,074
Enterprise Services	144	57	156
Software	186	145	180
HP Financial Services	99	101	97
Corporate Investments	(98)	121	(75)
Total segment earnings from operations	2,722	2,688	2,646

Corporate and unallocated costs and eliminations	(251)	(121)	(169)
Stock-based compensation expense	(130)	(170)	(107)
Amortization of intangible assets	(264)	(283)	(350)
Restructuring charges	(252)	(114)	(408)
Acquisition-related charges	(3)	(3)	(11)
Interest and other, net	(174)	(163)	(193)

Total HP consolidated earnings before taxes	$1,648	$1,834	$1,408

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes also resulted in the transfer of operating profit among the Personal Systems, Printing, the Enterprise Group, Software and Corporate Investments segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Six months ended
	April 30,
	2014	2013
Net revenue:(a)

Personal Systems	$16,706	$15,842
Printing	11,649	12,040
Total Printing and Personal Systems Group	28,355	27,882
Enterprise Group	13,650	13,742
Enterprise Services	11,297	12,171
Software	1,887	1,918
HP Financial Services	1,737	1,838
Corporate Investments	294	14
Total segments	57,220	57,565
Elimination of intersegment net revenue and other	(1,757)	(1,624)

Total HP consolidated net revenue	$55,463	$55,941

Earnings before taxes:(a)

Personal Systems	$569	$477
Printing	2,119	1,937
Total Printing and Personal Systems Group	2,688	2,414
Enterprise Group	1,967	2,144
Enterprise Services	201	232
Software	331	335
HP Financial Services	200	198
Corporate Investments	23	(148)
Total segment earnings from operations	5,410	5,175

Corporate and unallocated costs and eliminations	(372)	(278)
Stock-based compensation expense	(300)	(291)
Amortization of intangible assets	(547)	(700)
Restructuring charges	(366)	(538)
Acquisition-related charges	(6)	(15)
Interest and other, net	(337)	(372)

Total HP consolidated earnings before taxes	$3,482	$2,981

(a)
Effective at the beginning of its first quarter of fiscal 2014, HP implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes include (i) transferring the HP Exstream business from the Commercial Hardware business unit within the Printing segment to the Software segment; (ii) transferring the Personal Systems trade and warranty support business from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment; (iii) transferring the spare and replacement parts business supporting the Personal Systems and Printing segments from the Technology Services business unit within the Enterprise Group segment to the Other business unit within the Personal Systems segment and the Commercial Hardware business unit within the Printing segment, respectively; and (iv) transferring certain cloud-related incubation activities previously reported in Corporate and unallocated costs and eliminations and in the Enterprise Group segment to the Corporate Investments segment. In addition, HP transferred certain intrasegment eliminations from the Enterprise Services segment and the Enterprise Group segment to corporate intersegment revenue eliminations.

HP reflected these changes to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of revenue among the Personal Systems, Printing, the Enterprise Group, Enterprise Services and Software segments. These changes also resulted in the transfer of operating profit among the Personal Systems, Printing, the Enterprise Group, Software and Corporate Investments segments. These changes had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.